1 T HI R D Q U A RT E R 2 0 2 3 Wabtec Financial Results and Company Highlights

2 Forward looking statements & non-GAAP financial information This communication contains “forward-looking” statements as that term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995 including statements regarding the impact of acquisitions by Wabtec, statements regarding Wabtec’s expectations about future sales and earnings and statements about the impact of evolving global conditions on Wabtec’s business. All statements, other than historical facts, including statements regarding synergies and other expected benefits from acquisitions; statements regarding Wabtec’s plans, objectives, expectations and intentions; and statements regarding macro-economic conditions and evolving production and demand conditions; and any assumptions underlying any of the foregoing, are forward-looking statements. Forward looking statements include statements regarding: Wabtec’s plans, objectives and intention; Wabtec’s expectations about future sales, earnings and cash conversion; Wabtec’s projected expenses and cost savings associated with its Integration 2.0 initiative; Wabtec’s 5-year outlook (established in March 2022); Wabtec’s expectations for evolving global industry, market and macro-economic conditions and their impact on Wabtec’s business; synergies and other expected benefits from Wabtec’s acquisitions; Wabtec’s expectations for production and demand conditions; and any assumptions underlying any of the foregoing. Forward-looking statements concern future circumstances and results and other statements that are not historical facts and are sometimes identified by the words “may,” “will,” “should,” “potential,” “intend,” “expect,” “endeavor,” “seek,” “anticipate,” “estimate,” “overestimate,” “underestimate,” “believe,” “could,” “project,” “predict,” “continue,” “target” or other similar words or expressions. Forward-looking statements are based upon current plans, estimates and expectations that are subject to risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, (1) changes in general economic and/or industry specific conditions, including the impacts of tax and tariff programs, inflation, supply chain disruptions, foreign currency exchange, and industry consolidation; (2) changes in the financial condition or operating strategies of Wabtec's customers; (3) unexpected costs, charges or expenses resulting from acquisitions and potential failure to realize synergies and other anticipated benefits of acquisitions, including as a result of integrating acquired targets into Wabtec; (4) inability to retain and hire key personnel; (5) evolving legal, regulatory and tax regimes; (6) changes in the expected timing of projects; (7) a decrease in freight or passenger rail traffic; (8) an increase in manufacturing costs; (9) actions by third parties, including government agencies; (10) the impacts of epidemics, pandemics (including the COVID-19 pandemic), or similar public health crises on the global economy and, in particular, our customers, suppliers and end-markets, (11) potential disruptions, instability, and volatility in global markets as a result of global miliary action, acts of terrorism or armed conflict, including from the imposition of economic sanctions on Russia resulting from the invasion of Ukraine; (12) cybersecurity and data protection risks and (13) other risk factors as detailed from time to time in Wabtec’s reports filed with the SEC, including Wabtec’s annual report on Form 10-K, periodic quarterly reports on Form 10-Q, current reports on Form 8-K and other documents filed with the SEC. The foregoing list of important factors is not exclusive. Any forward-looking statements speak only as of the date of this communication. Wabtec does not undertake any obligation to update any forward-looking statements, whether as a result of new information or development, future events or otherwise, except as required by law. Readers are cautioned not to place undue reliance on any of these forward-looking statements. This presentation as well as Wabtec’s earnings release and 2023 financial guidance mention certain non-GAAP financial performance measures, including adjusted gross profit, adjusted operating expenses, adjusted income from operations, adjusted interest and other expense, adjusted operating margin, adjusted income tax expense, adjusted effective tax rate, adjusted earnings per diluted share, EBITDA and adjusted EBITDA, net debt and operating cash flow conversion rate. Wabtec defines EBITDA as earnings before interest, taxes, depreciation and amortization. Adjusted EBITDA is further adjusted for restructuring costs. Wabtec defines operating cash flow conversion as net cash provided by operating activities divided by net income plus depreciation and amortization including deferred debt cost amortization. While Wabtec believes these are useful supplemental measures for investors, they are not presented in accordance with GAAP. Investors should not consider non-GAAP measures in isolation or as a substitute for net income, cash flows from operations, or any other items calculated in accordance with GAAP. In addition, the non-GAAP financial measures included in this presentation have inherent material limitations as performance measures because they add back certain expenses incurred by the company to GAAP financial measures, resulting in those expenses not being taken into account in the applicable non-GAAP financial measure. Because not all companies use identical calculations, Wabtec’s presentation of non-GAAP financial measures may not be comparable to other similarly titled measures of other companies. Included in this presentation are reconciliation tables that provide details about how adjusted results relate to GAAP results. Wabtec is not presenting a quantitative reconciliation of its forecasted GAAP earnings per diluted share to forecasted adjusted earnings per diluted share as it is unable to predict with reasonable certainty and without unreasonable effort the impact and timing of restructuring-related and other charges, including acquisition-related expenses and the outcome of certain regulatory, legal and tax matters; the financial impact of these items is uncertain and is dependent on various factors, including the timing, and could be material to Wabtec’s Consolidated Statement of Earnings.

3 RAFAEL SANTANA President and Chief Executive Officer W A B T E C Today’s participants JOHN OLIN Executive Vice President and Chief Financial Officer KRISTINE KUBACKI Vice President, Investor Relations 3

WABTEC

3Q 2023 overview

3Q 2023 HIGHLIGHTS

SALES	$2.55B	Up 22.5% YoY	Increased sales were driven by strong growth across the Freight and Transit segments
OPERATING MARGIN	14.5% GAAP	17.9% Adjusted(2)	Operating margin benefited from sales growth and lower SG&A as a percentage of sales
EARNINGS PER SHARE	$1.33 GAAP	$1.70 Adjusted(2)	GAAP EPS up 51.1% YoY … Adjusted EPS up 39.3% YoY from higher Freight and Transit sales and adjusted operating margin expansion
CASH FLOW FROM OPERATIONS(1)	$425M		Operating cash flow driven by significantly higher net income and improved inventory management
MULTI-YEAR BACKLOG	$21.48B		Backlog provides multi-year visibility … 12-month backlog up 13.1% to $7.09 billion

STRONG PERFORMANCE AND MOMENTUM ACROSS THE BUSINESS

4

(1) Year-over-year 3rd quarter cash flow impact from securitization of accounts receivable was unfavorable $25 million
(2) Adjusted numbers represent non-GAAP financial measures. See Appendix for additional details and reconciliations

WABTEC

2023 Market Expectations

FREIGHT	FAVORABLE / UNFAVORABLE
NA Carloads	-
Locomotive and Railcars Parkings	↔/-
International Freight Volumes	+
NA Railcar Deliveries	+
Mining Commodities	↔

TRANSIT	
Infrastructure Investment	+
Global Ridership	+/↔

NORTH AMERICAN FREIGHT CARLOADS

Source: Association of American Railroads



0.2%
(0.1%)
(4.9%)
(3.7%)
(3.3%)
(0.8%)
(3.2%)
(4.6%)
(3.4%)
3Q21
4Q21
1Q22
2Q22
3Q22
4Q22
1Q23
2Q23
3Q23

AVG NORTH AMERICAN PARKED LOCOMOTIVES



2019
2020
2021
2022
2023

Source: Wabtec

2023 FREIGHT VOLUMES



3.6%
0.6%
3.2%
(6.8%)
0.7%
Brazil
China
India
South Africa
Kazakhstan

Sources: China, Kazakhstan, India Ministry of Railways, Brazil: ANTT, South Africa

5

6 DRIVERS OF PORTFOLIO GROWTH RECENT WINS $2+ billion MOU in Kazakhstan … expected to drive significant growth in 2024 and beyond Mining orders $150+ million … up double-digit versus prior year Additional 4Q orders for 22 locomotives in LATAM for 2024 Significant components order with New York City Transit … for 640 additional cars Recent acquisitions in mining and maintenance of way (L&M and Nordco) … ahead of plan W A B T E C Executing on our value creation framework Accelerate innovation of scalable technologies Grow and refresh expansive global installed base Lead decarbonization of rail Expand high-margin recurring revenue streams Drive continuous operational improvement 6

WABTEC

7

Spotlight on international markets



KEY MARKETS & GROWTH DRIVERS

SOUTH AMERICA

New concessions

Agriculture + mining growth

CIS

Gateway Asia → Europe

Fleet renewal & efficiency

INDIA & AFRICA

Economic growth + mining

Transit urbanization

AUSTRALIA

Mining growth

Decarbonization targets

RESILIENT GROWTH IN THE INTERNATIONAL INSTALLED BASE



~4.5% CAGR
2017
2018
2019
2020
2021
2022
2023
2024 - 2026

*Excludes Canada & Mexico

LEVERAGING WABTEC PORTFOLIO AND LOCAL PARTNERSHIPS TO DRIVE PROFITABLE GROWTH IN 2024 AND BEYOND

8 INCREASED SALES, MARGIN EXPANSION AND EPS GROWTH DESPITE MACRO UNCERTAINTY (1) Adjusted numbers represent non-GAAP financial measures. See Appendix for additional details and reconciliations 3Q 2023 financial summary W A B T E C OP INCOME/OP MARGIN 22.5% INCREASE $261M 12.5% 2022 GAAP SALES EPS $2.08B 2022 $2.55B 2023 $370M 14.5% 2023 GAAP $343M 16.4% 2022 ADJ(1) $457M 17.9% 2023 ADJ(1) $0.88 2022 GAAP $1.33 2023 GAAP $1.22 2022 ADJ(1) $1.70 2023 ADJ(1) (21.0% INCREASE EX-CURRENCY) +39.3% YoY +51.1% YoY

WABTEC

3Q 2023 sales



($ in millions)

PRODUCT LINE	3Q23	YOY
Equipment	$615	38.8%
Components	$307	32.3%
Digital Intelligence	$181	(3.2%)
Services	$787	17.6%
Freight Segment	$1,890	23.4%
Transit Segment	$660	20.0%
TOTAL SALES	**$2,550**	**22.5%**

3Q KEY DRIVERS

EQUIPMENT

Higher North American and international locomotives sales … increased mining sales

COMPONENTS

Higher OE railcar build and increased demand for industrial products (14.2% YoY growth excluding acquisitions)

DIGITAL INTELLIGENCE

Softness in NA signaling business, partially offset by higher demand for international PTC, on-board locomotive hardware, and digital mining products

SERVICES

Increased sales from higher mods deliveries and increased parts sales

TRANSIT

Strong OE and aftermarket sales … sales up 14.5% on constant currency basis

9

WABTEC

3Q 2023 consolidated gross profit



($ in millions)	GAAP	Adjusted (1)
2022 GROSS PROFIT	**$648**	**$653**
% Gross Profit Margin	*31.1%*	*31.4%*
Volume	↑↑	↑↑
Mix/Pricing	↑	↑
Raw Materials	↔	↔
Currency	↑	↑
Manufacturing/Other	↓	↓
2023 GROSS PROFIT	**$792**	**$805**
% Gross Profit Margin	*31.0%*	*31.5%*

3Q KEY DRIVERS

VOLUME
Significantly higher Freight and Transit segment sales

MIX/PRICING
Favorable mix of products between and within segments

RAW MATERIALS
Largely flat input costs

CURRENCY
Favorable foreign exchange increased gross profit $7M (operating income favorable by $3M)

MANUFACTURING/OTHER
Favorable fixed cost absorption and benefits of Integration 2.0 offset by manufacturing inefficiencies related to Erie strike

(1) Adjusted numbers represent non-GAAP financial measures. See Appendix for additional details and reconciliations

10

11 2 0 2 2 O P I N C O M E $261 $343 % Operating Margin 12.5% 16.4% Gross Profit 144 152 SG&A (35) (39) Engineering 1 1 Amortization (1) - 2 0 2 3 O P I N C O M E $370 $457 % Operating Margin 14.5% 17.9% W A B T E C 3Q 2023 consolidated operating income (1) Adjusted numbers represent non-GAAP financial measures. See Appendix for additional details and reconciliations O P M A R G I N B E N E F I T E D F R O M H I G H E R S A L E S A N D L O W E R S G & A A S P E R C E N T A G E O F S A L E S Adjusted (1)($ in millions) GAAP

12 (1) Adjusted numbers represent non-GAAP financial measures. See Appendix for additional details and reconciliations (2) Freight segment operating income was positively impacted by below-market intangible amortization of $13 million; down $1 million versus 3rd quarter 2022 (3) Foreign exchange positively impacted Freight sales by $2 million; Foreign exchange rates had a positive $89 million impact on segment multi-year backlog 3Q 2023 Freight segment performance W A B T E C 23.4% INCREASE OP INCOME/OP MARGIN $233M 15.2% 2022 GAAP SALES MULTI-YEAR BACKLOG 8.1% DECREASE YoY $1.53B 2022 $1.89B(3) 2023 $327M 17.3% 2023 GAAP $307M 19.9% 2022 ADJ(1,2) $399M 21.2% 2023 ADJ(1,2) $19.17B 2022 $17.61B(3) 2023 15.7% INCREASE 12-MONTH BACKLOG YoY (23.3% INCREASE EX-CURRENCY)

13 (1) Adjusted numbers represent non-GAAP financial measures. See Appendix for additional details and reconciliations (2) Foreign exchange positively impacted Transit sales by $30 million; Foreign exchange rates had a positive $167 million impact on segment multi-year backlog 3Q 2023 Transit segment performance W A B T E C OP INCOME/OP MARGIN 20.0% INCREASE $53M 9.6% 2022 GAAP SALES MULTI-YEAR BACKLOG 12.6% INCREASE YoY $550M 2022 $660M(2) 2023 $68M 10.3% 2023 GAAP $60M 11.0% 2022 ADJ(1) $83M 12.5% 2023 ADJ(1) $3.44B 2022 $3.87B(2) 2023 (14.5% INCREASE EX-CURRENCY) 6.4% INCREASE 12-MONTH BACKLOG YoY

WABTEC

Resilient business allows for execution on financial priorities

FOCUSED ON CASH CONVERSION(1)

YTD CASH FROM OPS


2022
$628M
75% cash conv
2023
$515
53% cash conv

3rd quarter CFO of $425M driven by strong growth in net income and improved inventory management

Full year 2023 cash conversion impacted by higher working capital investment to support growth

STRONG FINANCIAL POSITION

LEVERAGE


3Q22
Leverage
2.3x
3Q23
Leverage
2.1x

Debt leverage (2) within target range of 2.0 to 2.5x

Strong balance sheet … liquidity of $1.86B(3)

RETURN CAPITAL TO SHAREHOLDERS


2022
$400M
$83M
2023
$252M
$92M
Share repurchases
Dividends

Returning capital to shareholders … **$344M returned through share repurchases and dividends**

STRONG FINANCIAL POSITION; INVESTING FOR GROWTH AND MAXIMIZING SHAREHOLDER RETURNS

(1) Cash from Operations conversion % is defined as GAAP Cash from Operations divided by GAAP net income plus depreciation and amortization including deferred debt cost amortization
(2) Leverage is defined as net debt divided by trailing 12-month adjusted EBITDA. Net debt is defined as total debt minus cash, restricted cash and cash equivalents
(3) At September 30, 2023, the Company's total available liquidity was $1.86 billion, which includes cash and cash equivalents of $0.39 billion, excluding restricted cash of $0.07 million, plus $1.48 billion available under current credit facilities

14

WABTEC

2023 updated financial guidance[1,2]

PRIOR GUIDANCE	UPDATED GUIDANCE
REVENUES	**REVENUES**
$9.25B to **$9.50B**	**$9.5B** to **$9.7B**
ADJUSTED EPS	**ADJUSTED EPS**
$5.50 to **$5.80**	**$5.80** to **$6.00**
CASH CONVERSION [3]	**CASH CONVERSION** [3]
>90%	**>90%**

KEY ASSUMPTIONS

Adjusted operating margin up
- Favorable productivity/absorption offset by mix
- SG&A as % of sales down
- Engineering as % of sales flat

Tax rate ~25.5%
Capex ~1.75% of sales (prior ~2% of sales)

STRONG MOMENTUM ACROSS THE PORTFOLIO … DRIVING PROFITABLE GROWTH

(1) See Forward looking statements and non-GAAP financial information
(2) Wabtec is not presenting a quantitative reconciliation of our forecasted GAAP earnings per diluted share to forecasted adjusted earnings per diluted share in reliance on the unreasonable efforts exemption provided under Item 10(e)(1)(i)(B) of Regulation S-K. Wabtec is unable to predict with reasonable certainty and without unreasonable effort the impact and timing of restructuring-related and other charges, including acquisition-related expenses and the outcome of certain regulatory, legal and tax matters. The financial impact of these items is uncertain and is dependent on various factors, including timing, and could be material to our Consolidated Statements of Earnings.
(3) Cash from operations conversion % is defined as GAAP cash from operations divided by GAAP net income plus depreciation and amortization including deferred debt cost amortization

15

WABTEC

Key takeaways

5-YEAR OUTLOOK[1]

MSD CORE ORGANIC GROWTH CAGR

+

250-300 BPS MARGIN EXPANSION

+

DISCIPLINED CAPITAL DEPLOYMENT

=

DOUBLE-DIGIT EPS GROWTH WITH STRONG OPERATING CASH FLOW CONVERSION (90%+)

(1) Long-term guidance as of March 9, 2022

01 Strong operational and financial performance despite significant macro uncertainty and volatility

02 Positive productivity driven by continuous cost improvement combined with realization of Integration 2.0 savings

03 Continued momentum across the portfolio and strong order pipeline

04 Wabtec is well-positioned to drive higher returns and create significant long-term value for shareholders

16

17 Income statement Appendix A ( 1 of 2) 2023 2022 2023 2022 Net sales 2,550$ 2,081$ 7,151$ 6,056$ Cost of sales (1,758) (1,433) (4,971) (4,168) Gross profit 792 648 2,180 1,888 Gross profit as a % of Net Sales 31.0% 31.1% 30.5% 31.2% Selling, general and administrative expenses (295) (260) (843) (757) Engineering expenses (53) (54) (157) (149) Amortization expense (74) (73) (222) (218) Total operating expenses (422) (387) (1,222) (1,124) Operating expenses as a % of Net Sales 16.5% 18.6% 17.1% 18.6% Income from operations 370 261 958 764 Income from operations as a % of Net Sales 14.5% 12.5% 13.4% 12.6% Interest expense, net (60) (48) (163) (135) Other income, net 10 4 17 15 Income before income taxes 320 217 812 644 Income tax expense (78) (54) (204) (162) Effective tax rate 24.5% 24.7% 25.1% 25.1% Net income 242 163 608 482 Less: Net income attributable to noncontrolling interest (2) (3) (8) (7) Net income attributable to Wabtec shareholders 240$ 160$ 600$ 475$ Earnings Per Common Share Basic Net income attributable to Wabtec shareholders 1.34$ 0.88$ 3.34$ 2.60$ Diluted Net income attributable to Wabtec shareholders 1.33$ 0.88$ 3.33$ 2.59$ Basic 178.6 181.3 179.1 182.6 Diluted 179.2 181.9 179.7 183.1 September 30, September 30, WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION CONDENSED CONSOLIDATED STATEMENTS OF INCOME FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2023 AND 2022 (AMOUNTS IN MILLIONS EXCEPT PER SHARE DATA) (UNAUDITED) Three Months Ended Nine Months Ended

18 Appendix A ( 2 of 2) Income statement (cont.) 2023 2022 2023 2022 Segment Information Freight Net Sales 1,890$ 1,531$ 5,164$ 4,343$ Freight Income from Operations 327$ 233$ 825$ 655$ Freight Operating Margin 17.3% 15.2% 16.0% 15.1% Transit Net Sales 660$ 550$ 1,987$ 1,713$ Transit Income from Operations 68$ 53$ 203$ 168$ Transit Operating Margin 10.3% 9.6% 10.2% 9.8% Backlog Information (Note: 12-month is a sub-set of total) September 30, 2023 June 30, 2023 September 30, 2022 Freight Total 17,614$ 18,336$ 19,173$ Transit Total 3,869 4,095 3,437 Wabtec Total 21,483$ 22,431$ 22,610$ Freight 12-Month 5,282$ 5,318$ 4,567$ Transit 12-Month 1,809 1,902 1,700 Wabtec 12-Month 7,091$ 7,220$ 6,267$ September 30, September 30, WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION CONDENSED CONSOLIDATED STATEMENTS OF INCOME FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2023 AND 2022 (AMOUNTS IN MILLIONS EXCEPT PER SHARE DATA) (UNAUDITED) Three Months Ended Nine Months Ended

19 Balance sheet Appendix B September 30, 2023 December 31, 2022 In mill ions Cash, cash equivalents and restricted cash 392$ 541$ Receivables, net 1,714 1,519 Inventories 2,246 2,034 Other current assets 282 233 Total current assets 4,634 4,327 Property, plant and equipment, net 1,419 1,429 Goodwill 8,590 8,508 Other intangible assets, net 3,267 3,402 Other noncurrent assets 890 850 Total assets 18,800$ 18,516$ Current liabilities 3,891$ 3,467$ Long-term debt 3,288 3,751 Long-term liabilities - other 1,254 1,151 Total liabilities 8,433 8,369 Shareholders' equity 10,326 10,102 Noncontrolling interest 41 45 Total shareholders' equity 10,367 10,147 Total Liabilities and Shareholders' Equity 18,800$ 18,516$ WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED)

20 Appendix C Cash flow 2023 2022 In mill ions Operating activities Net income 608$ 482$ Non-cash expense 372 355 Receivables (214) (39) Inventories (201) (401) Accounts Payable (50) 232 Other assets and liabilities - (1) Net cash provided by operating activities 515 628 Net cash used for investing activities (336) (149) Net cash used for financing activities (323) (395) Effect of changes in currency exchange rates (5) (43) (Decrease) increase in cash (149) 41 Cash, cash equivalents and restricted cash, beginning of period 541 473 Cash, cash equivalents and restricted cash, end of period 392$ 514$ Nine Months Ended September 30, WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)

Appendix D
(1 of 2)

EPS and non-GAAP Reconciliation

Set forth below is the calculation of the non-GAAP performance measures included in this press release. We believe that these measures provide useful supplemental information to assess our operating performance and to evaluate period-to-period comparisons. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, Wabtec's reported results prepared in accordance with GAAP.

Wabtec Corporation
Reconciliation of Reported Results to Adjusted Results
(in millions)

Third Quarter 2023 Actual Results

	Net Sales	Gross Profit	Operating Expenses	Income from Operations	Interest & Other Exp	Tax	Net Income	Noncontrolling Interest	Wabtec Net Income	EPS
Reported Results	$ 2,550	$ 792	$ (422)	$ 370	$ (50)	$ (78)	$ 242	$ (2)	$ 240	$ 1.33
Restructuring costs	-	13	-	13	-	(3)	10	-	10	$ 0.06
Non-cash Amortization expense	-	-	74	74	-	(19)	55	-	55	$ 0.31
Adjusted Results	$ 2,550	$ 805	$ (348)	$ 457	$ (50)	$ (100)	$ 307	$ (2)	$ 305	$ 1.70
Fully Diluted Shares Outstanding										179.2

Wabtec Corporation
Reconciliation of Reported Results to Adjusted Results
(in millions)

Third Quarter Year-to-Date 2023 Actual Results

	Net Sales	Gross Profit	Operating Expenses	Income from Operations	Interest & Other Exp	Tax	Net Income	Noncontrolling Interest	Wabtec Net Income	EPS
Reported Results	$ 7,151	$ 2,180	$ (1,222)	$ 958	$ (146)	$ (204)	$ 608	$ (8)	$ 600	$ 3.33
Restructuring costs	-	25	7	32	-	(8)	24	-	24	$ 0.13
Non-cash Amortization expense	-	-	222	222	-	(56)	166	-	166	$ 0.92
Adjusted Results	$ 7,151	$ 2,205	$ (993)	$ 1,212	$ (146)	$ (268)	$ 798	$ (8)	$ 790	$ 4.38
Fully Diluted Shares Outstanding										179.7

Wabtec CORPORATION

21

Appendix D
(2 of 2)

EPS
and non-GAAP Reconciliation

Set forth below is the calculation of the non-GAAP performance measures included in this press release. We believe that these measures provide useful supplemental information to assess our operating performance and to evaluate period-to-period comparisons. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, Wabtec's reported results prepared in accordance with GAAP.

Wabtec Corporation
Reconciliation of Reported Results to Adjusted Results
(in millions)

Third Quarter 2022 Actual Results

	Net Sales	Gross Profit	Operating Expenses	Income from Operations	Interest & Other Exp	Tax	Net Income	Noncontrolling Interest	Wabtec Net Income	EPS
Reported Results	$ 2,081	$ 648	$ (387)	$ 261	$ (44)	$ (54)	$ 163	$ (3)	$ 160	$ 0.88
Restructuring costs	-	5	4	9	-	(2)	7	-	7	$ 0.04
Non-cash Amortization expense	-	-	73	73	-	(18)	55	-	55	$ 0.30
Adjusted Results	$ 2,081	$ 653	$ (310)	$ 343	$ (44)	$ (74)	$ 225	$ (3)	$ 222	$ 1.22
Fully Diluted Shares Outstanding										181.9

Wabtec Corporation
Reconciliation of Reported Results to Adjusted Results
(in millions)

Third Quarter Year-to-Date 2022 Actual Results

	Net Sales	Gross Profit	Operating Expenses	Income from Operations	Interest & Other Exp	Tax	Net Income	Noncontrolling Interest	Wabtec Net Income	EPS
Reported Results	$ 6,056	$ 1,888	$ (1,124)	$ 764	$ (120)	$ (162)	$ 482	$ (7)	$ 475	$ 2.59
Restructuring costs	-	12	8	20	-	(5)	15	-	15	$ 0.08
Non-cash Amortization expense	-	-	218	218	-	(54)	164	-	164	$ 0.89
Adjusted Results	$ 6,056	$ 1,900	$ (898)	$ 1,002	$ (120)	$ (221)	$ 661	$ (7)	$ 654	$ 3.56
Fully Diluted Shares Outstanding										183.1

Wabtec CORPORATION

22

Appendix E

EBITDA reconciliation

Set forth below is the calculation of the non-GAAP performance measures included in this press release. We believe that these measures provide useful supplemental information to assess our operating performance and to evaluate period-to-period comparisons. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, Wabtec's reported results prepared in accordance with GAAP.

Wabtec Corporation
2023 Q3 EBITDA Reconciliation
(in millions)

	Reported Income from Operations	+	Other Income (Expense)	+	Depreciation & Amortization	=	EBITDA	+	Restructuring Costs	=	Adjusted EBITDA
Consolidated Results	$370		$10		$124		$504		$10		$514

Wabtec Corporation
2023 Q3 YTD EBITDA Reconciliation
(in millions)

	Reported Income from Operations	+	Other Income (Expense)	+	Depreciation & Amortization	=	EBITDA	+	Restructuring Costs	=	Adjusted EBITDA
Consolidated Results	$958		$17		$367		$1,342		$24		$1,366

Wabtec Corporation
2022 Q3 EBITDA Reconciliation
(in millions)

	Reported Income from Operations	+	Other Income (Expense)	+	Depreciation & Amortization	=	EBITDA	+	Restructuring Costs	=	Adjusted EBITDA
Consolidated Results	$261		$4		$117		$382		$9		$391

Wabtec Corporation
2022 Q3 YTD EBITDA Reconciliation
(in millions)

	Reported Income from Operations	+	Other Income (Expense)	+	Depreciation & Amortization	=	EBITDA	+	Restructuring Costs	=	Adjusted EBITDA
Consolidated Results	$764		$15		$354		$1,133		$20		$1,153

Wabtec CORPORATION

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24 Sales by product line Appendix F In mill ions 2023 2022 Freight Segment Equipment 615$ 443$ Components 307 232 Digital Intelligence 181 187 Services 787 669 Total Freight Segment 1,890$ 1,531$ Transit Segment Original Equipment Manufacturer 302$ 264$ Aftermarket 358 286 Total Transit Segment 660$ 550$ In mill ions 2023 2022 Freight Segment Equipment 1,423$ 1,098$ Components 874 695 Digital Intelligence 563 504 Services 2,304 2,046 Total Freight Segment 5,164$ 4,343$ Transit Segment Original Equipment Manufacturer 909$ 815$ Aftermarket 1,078 898 Total Transit Segment 1,987$ 1,713$ Nine Months Ended September 30, WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION SALES BY PRODUCT LINE (UNAUDITED) Three Months Ended September 30,

25 Segment gross margin & operating margin reconciliation Appendix G In millions Gross Profit Income from Operations Gross Profit Income from Operations Gross Profit Income from Operations Gross Profit Income from Operations Freight Segment Reported Results 611$ 327$ 497$ 233$ 1,632$ 825$ 1,414$ 655$ Freight Segment Reported Margin 32.3% 17.3% 32.5% 15.2% 31.6% 16.0% 32.6% 15.1% Restructuring costs 2 3 4 5 8 11 7 8 Non-cash Amortization expense - 69 - 69 - 206 - 204 Freight Segment Adjusted Results 613$ 399$ 501$ 307$ 1,640$ 1,042$ 1,421$ 867$ Freight Segment Adjusted Margin 32.4% 21.2% 32.7% 19.9% 31.8% 20.2% 32.7% 20.0% Transit Segment Reported Results 181$ 68$ 151$ 53$ 548$ 203$ 474$ 168$ Transit Segment Reported Margin 27.3% 10.3% 27.4% 9.6% 27.6% 10.2% 27.6% 9.8% Restructuring costs 11 10 1 3 17 21 5 10 Non-cash Amortization expense - 5 - 4 - 16 - 14 Transit Segment Adjusted Results 192$ 83$ 152$ 60$ 565$ 240$ 479$ 192$ Transit Segment Adjusted Margin 29.0% 12.5% 27.5% 11.0% 28.4% 12.1% 27.9% 11.2% WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION RECONCILIATION OF REPORTED RESULTS TO ADJUSTED RESULTS - BY SEGMENT (UNAUDITED) 2023 2022 Three Months Ended September 30, Nine Months Ended September 30, 2023 2022

26 Segment sales reconciliation Appendix H In millions Freight Transit Consolidated 2022 Net Sales 1,531$ 550$ 2,081$ Acquisitions 45 - 45 Foreign Exchange 2 30 32 Organic 312 80 392 2023 Net Sales 1,890$ 660$ 2,550$ Change ($) 359 110 469 Change (%) 23.4% 20.0% 22.5% Freight Transit Consolidated 2022 Net Sales 4,343$ 1,713$ 6,056$ Acquisitions 77 - 77 Foreign Exchange (28) (3) (31) Organic 772 277 1,049 2023 Net Sales 5,164$ 1,987$ 7,151$ Change ($) 821 274 1,095 Change (%) 18.9% 16.0% 18.1% (UNAUDITED) Three Months Ended September 30, Nine Months Ended September 30, RECONCILIATION OF CHANGES IN NET SALES - BY SEGMENT

27 Cash conversion reconciliation Appendix I Wabtec Corporation 2023 Q3 Cash Conversion Calculation (in millions) Reported Cash from Operations Consolidated Results $425 $242 $125 116% Wabtec Corporation 2023 Q3 YTD Cash Conversion Calculation (in millions) Reported Cash from Operations Consolidated Results $515 $608 $371 53% Wabtec Corporation 2022 Q3 Cash Conversion Calculation (in millions) Reported Cash from Operations Consolidated Results $204 $163 $119 72% Wabtec Corporation 2022 Q3 YTD Cash Conversion Calculation (in millions) Reported Cash from Operations Consolidated Results $628 $482 $359 75% Set forth below is the calculation of the non-GAAP performance measures included in this press release. We believe that these measures provide useful supplemental information to assess our operating performance and to evaluate period-to-period comparisons. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, Wabtec's reported results prepared in accordance with GAAP. ÷ + = Cash Conversion(Net Income Depreciation & Amortization) ÷ + = Cash Conversion(Net Income Depreciation & Amortization) ÷ + = Cash Conversion(Net Income Depreciation & Amortization) ÷ + = Cash Conversion(Net Income Depreciation & Amortization)